UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 12, 2012

ACCELR8 TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation)

0-11485	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

7000 North Broadway, Building 3-307, Denver, CO	80221
(Address of principal executive offices)	(Zip Code)

(303) 863-8808

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 12, 2012, Accelr8 Technology Corporation (the “Company”) notified NYSE MKT LLC (formerly known as the NYSE Amex Stock Market) that The NASDAQ Stock Market LLC had approved the Company’s application to have its common stock listed for trading under the symbol “AXDX” on the NASDAQ Capital Market, effective as of the beginning of trading on December 26, 2012. Accordingly, the Company informed NYSE MKT LLC that its common stock would cease trading on NYSE MKT as of the close of trading on December 24, 2012. The Company’s common stock will continue to be traded under the symbol “AXK” on NYSE MKT until such time.

Also on December 12, 2012, the Company issued a press release announcing its plans to transfer the listing of its common stock to the NASDAQ Capital Market. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2012 Annual Meeting of Shareholders (the “Annual Meeting”) was held on December 12, 2012. The results of the Annual Meeting are set forth below. For more information regarding the proposals considered at the Annual Meeting, refer to the Definitive Proxy Statement on Schedule 14A filed by the Company on November 13, 2012.

Proposal No. 1 – Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lawrence Mehren	18,120,619	177,686	4,044,739
John Patience	18,120,619	177,686	4,044,739
Jack Schuler	18,115,478	182,827	4,044,739
Matthew Strobeck, Ph.D.	18,266,002	32,303	4,044,739

Proposal No. 2 – Reincorporation

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve a proposal to change the Company’s state of incorporation from Colorado to Delaware	17,331,735	963,059	3,511	4,044,739

Proposal No. 3 – Name Change

Description of Proposal	Votes For	Votes Against	Abstentions
To approve a proposal to change the Company’s name from “Accelr8 Technology Corporation” to “Accelerate Diagnostics, Inc.”	22,293,922	48,909	213

Proposal No. 4 – New Certificate of Incorporation

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve a new Certificate of Incorporation of the Company (provided that Proposal No. 2 is approved)	17,294,757	998,376	5,172	4,044,739

Proposal No. 5 – 2012 Omnibus Equity Incentive Plan

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve the Company’s 2012 Omnibus Equity Incentive Plan	18,001,204	294,803	2,298	4,044,739

Proposal No. 6 – Ratification of Independent Public Accountants

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the selection of Comiskey & Company, P.C. as the Company’s independent public accountants for the fiscal year ending December 31, 2013	22,290,199	37,461	15,384

On December 13, 2012, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on December 12, 2012 announcing NASDAQ Capital Market Listing
99.2	Press Release issued on December 13, 2012 announcing results of 2012 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2012	ACCELR8 TECHNOLOGY CORPORATION (Registrant) /s/ Steve Reichling Steve Reichling Chief Financial Officer

Exhibit No.	Description
99.1	Press Release issued on December 12, 2012 announcing NASDAQ Capital Market Listing
99.2	Press Release issued on December 13, 2012 announcing results of 2012 Annual Meeting of Shareholders